OAK INDUSTRIES INC.

NON-QUALIFIED STOCK OPTION PLAN

As amended through December 17, 1997

   OAK INDUSTRIES INC. (the "Company"), a corporation organized under the laws of the State of Delaware, hereby adopts this Non-Qualified Stock Option Plan. The purpose of this Plan is to advance the interests of the Company by enhancing the ability of the Company to attract and retain employees, consultants or advisors who are in a position to make significant contributions to the success of the Company; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company through interests in shares of the Company's common stock.

ARTICLE I

DEFINITIONS

   Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board

   "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

   "Code" shall mean the Internal Revenue Code of 1986, as amended

Section 1.3 - Committee

   "Committee" shall mean the Compensation Committee of the Board, which shall consist of at least two Directors; provided, however that the Chief Executive Officer of the Company, so long as such individual is also a Director, shall have the authority to make awards under this Plan for not more than 10,000 shares each of the Company's Stock to Employees who are not executive officers for the purpose of Section 16 of the Securities Exchange Act of 1934, as amended.

Section 1.4  - Company

   "Company" shall mean Oak Industries Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.5 - Employee

   "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.6 - Fair Market Value

   "Fair Market Value" of a share of Stock for purposes of the Plan, of a given date, shall be: (i) the closing price of a share of the Stock on the principal exchange on which shares of the Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System), or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on such date as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.7 - Non-Qualified Option

   "Non-Qualified Option" shall mean an Option that is not an "incentive stock option" as defined in the Code.

Section 1.8 - Officer

   "Officer" shall mean an officer of the Company, any Parent Corporation or any Subsidiary.

Section 1.9 - Option

   "Option" shall mean an option to purchase Stock, granted under the Plan. All Options granted under this Plan shall be Non-Qualified Options.

Section 1.10 - Parent Corporation

   "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.11 - Participant

   "Participant" shall mean any Employee, consultant or adviser designated to participate in the Plan.

Section 1.12 - Plan

   "Plan" shall mean this Non-Qualified Stock Option Plan of Oak Industries
Inc.

Section 1.13 - Secretary

   "Secretary" shall mean the Secretary of the Company.

Section 1.14 - Securities Act

   "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.15 - Stock

   "Stock" shall mean shares of the Company's common stock, $.01 par value per share.

Section 1.16 - Subsidiary

   "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.17 - Termination of Service

   "Termination of Service" shall mean terminaton of the employee-employer or business relationship between the Participant and the Company, a parent Corporation or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by, or establishment of a business relationship with, the Company, a Parent Corporation or a Subsidiary. In the case of a Participant who is not an Employee, the effective date of a Termination of Service shall be the date specified by the Committee. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Service and all questions of whether particular leaves of absence constitute Terminations of Service.

ARTICLE II

SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

   Shares delivered under the Plan shall be authorized but unissued Stock or, if the Committee so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. The aggregate number of such shares which may be delivered upon exercise of Options shall not exceed 1,000,000.

Section 2.2 - Unexercised Options

   If any Option expires or is canceled without having been fully exercised, the number of shares of Stock subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be awarded hereunder, subject to the limitation of Section 2.1.

Section 2.3 - Changes in Company's Shares

   In the event that the outstanding shares of Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares subject to Options then outstanding or subsequently granted under the Plan, including but not limited to adjustments of the limitation in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan on exercise of Options.

ARTICLE III

GRANTING OF OPTIONS

Section 3.1 - Eligibility

   Persons eligible to receive awards under the Plan shall be those Participants who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. No awards under this Plan may be made to Officers or directors who hold such position with the Company at the time of such award.

Section 3.2 - Granting of Options to Participants

   The Committee shall from time to time, in its absolute discretion:

         (a)      Determine to whom Options should be granted; and

         (b) Determine the number of shares of Stock to be subject to such Options granted to such selected Participants; and

         (c) Determine the terms and conditions of such Options, consistent with the Plan.

ARTICLE IV

TERMS OF OPTIONS

Section 4.1 - Option Agreement

   Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Participant and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

Section 4.2 - Option Price

   The price of the shares subject to each Option shall be set by the Committee.

Section 4.3 - Commencement of Exercisability

   Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

Section 4.4 - Expiration of Options

   The Committee shall provide, either at the time of grant or any time thereafter, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Service for any reason.

Section 4.5 - Employment/Business Relationship

   Nothing in this Plan or in any stock option agreement hereunder shall confer upon any Participant any right to continue in the employ of, or maintain a business relationship with, the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved (subject to applicable agreements specifically to the contrary), to discharge any Participant, or terminate at such relationship, at any time for any reason whatsoever, with or without cause.

Section 4.6 - Merger, Consolidation, Acquisition, Liquidation or
Dissolution

   In the event of the merger or consolidation of the Company with or into another corporation as a result of which the Stock is no longer outstanding, the acquisition by another corporation or person of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, all outstanding Options shall become immediately exercisable on the 45th day prior to the proposed effective date of any such merger, consolidation, acquisition, liquidation or dissolution. Immediately prior to the consummation of such merger, consolidation or sale of assets all outstanding Options shall terminate unless the Committee shall have arranged that the surviving or acquiring corporation or an affiliate of that corporation assume the Options or grant to Participants replacement Options.

ARTICLE V

EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

   During the lifetime of the Participant, only the Participant or the Participant's permitted transferees may exercise an Option granted to such Participant, or any portion thereof. After the death of the Participant, any exercisable portion of any Option may, prior to the time when such portion becomes unexercisable, be exercised by the Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

   At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

   An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when such Option or such portion becomes unexercisable:

         (a) Notice in writing signed by the Participant or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

         (b) Full payment for the shares of Stock with respect to which such Option or portion is thereby exercised by:

(i)      cash or by check; or

               (ii) shares of Stock owned by the Participant (which in the case of Stock acquired from the Company, shall have been held for at least six months) duly endorsed for transfer to the Company with a Fair Market Value on the date immediately prior to the date of delivery equal to the aggregate Option price; or

               (iii) with the consent of the Committee, a full recourse promissory note bearing interest (at a rate at least sufficient to preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

               (iv) delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price; or

               (v) any combination of the consideration provided in the foregoing subsections (i), (ii), (iii), and (iv); and

         (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (d) In the event that the Option or portion thereof shall be exercised by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

   The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The payment to the Company of all amounts which it, any Parent Corporation or any Subsidiary is required to withhold under federal, state or local law in connection with the exercise of the Option. If permitted by the Committee, either at the time of the grant of the option or at the time of exercise, the Participant may elect at such time and in such manner as the Committee may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock owned by such individual having a Fair Market Value on the day immediately prior to the date of delivery equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon exercise of such option a number of shares of Stock having a Fair Market Value on the date immediately prior to the date of delivery equal to such withholding obligation; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Shareholders

   The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

   Except as the Committee may otherwise provide, an Option granted under the Plan is personal to the Participant and is not transferable by the Participant in any manner other than by will or the laws of descent and distribution. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction, as well as any requirement to notify the Committee of the disposition of such shares, shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares.

ARTICLE VI

ADMINISTRATION

Section 6.1 - Duties and Powers of Committee

   It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

Section 6.2 - Majority Rule

   The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.3 - Good Faith Actions

   All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE VII

OTHER PROVISIONS

Section 7.1 - Amendment, Suspension or Termination of the Plan

   The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted.

Section 7.2 -  Effect of Plan Upon Other Option and Compensation Plans

   The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary, or (b) to grant or assume options or to issue restricted stock otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or the issuance of restricted stock in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.3 - Titles

   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
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